UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
____________________
FORM 8-K/A

(Amendment No. 1)
________________________________
Current report pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 29, 2020
_______________________
TriCo Bancshares
(Exact name of registrant as specified in its charter)
_______________________

California	0-10661	94-2792841
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

63 Constitution Drive	Chico,	California	95973
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (530) 898-0300
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TCBK	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
TriCo Bancshares (the "Company") is filing this Amendment No. 1 to its Form 8-K filed with the SEC on April 29, 2020, to refurnish the press release attached as Exhibit 99.1 in order to correct certain references from "March 31, 2020" to "December 31, 2019" with respect to summary results data on page 2, loan accretion on page 3, net interest income on page 5, asset quality and credit loss provisioning on page 6 and non-interest income on page 8. This Amendment No. 1 is filed solely to refurnish the press release to correct such typographical errors in prior period date references that occurred during the Edgarization process after the press release was issued to the news wire services. No changes to the financial results for the periods presented in this Form 8-K have been made.

Item 2.02. Results of Operations and Financial Condition
On April 29, 2020, TriCo Bancshares (the "Company") announced its financial results for the three month period ended March 31, 2020. The press release provided to the news wire services on April 29, 2020 did not include the errors discussed above in the "Explanatory Note" and therefore, a revised press release is not being re-issued. A copy of the press release, as provided to the news wire services on April 29, 2020 is attached as Exhibit 99.1 to this Amendment No. 1 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits
99.1 Press release dated April 29, 2020 (as issued)
The information furnished under Item 2.02 and Item 9.01 of this Current Period on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of TriCo Bancshares under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRICO BANCSHARES

Date: May 4, 2020	/s/ Peter G. Wiese
Peter G. Wiese, Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)